PAYDEN FUNDS

Payden California Municipal Social Impact Fund – Investor Class

Prospectus Supplement dated September 25, 2020

to the Prospectus dated February 28, 2020

This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.

The information currently presented in the Chart entitled “Average Annual Returns Through 12/31/19” is inaccurate because the information presented for the “Returns After Taxes on Distributions” and the “Returns After Taxes on Distributions and Sale of Fund Shares” understates the returns for those periods.

Effective immediately, the following Chart shall apply.

Average Annual Returns Through 12/31/19	1 Year	5 Years	10 Years
California Municipal Social Impact Fund

Before Taxes	7.82%	3.24%	3.70%

After Taxes on Distributions	7.06%	2.84%	3.37%

After Taxes on Distributions and Sale of Fund Shares	5.40%	2.61%	3.10%

Bloomberg Barclays 7-Year Municipal Bond Index	6.74%	3.10%	3.92%

Bloomberg Barclays California Intermediate Municipal Bond Index	6.26%	2.95%	4.22%

(The returns for each index are before any deduction for taxes, fees or expenses.)